UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 17, 2010

VIVUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33389	94-3136179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1172 CASTRO STREET

MOUNTAIN VIEW, CA 94040

(Address of principal executive offices, including zip code)

(650) 934-5200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On November 17, 2010, VIVUS, Inc, or the Company, will present a poster entitled “Low-Dose, Controlled-Release Phentermine/Topiramate Significantly Improves Reynolds 10-Year Risk Score in Obese Women and Men” beginning at 9:00 a.m. CT at the American Heart Association’s Scientific Sessions 2010, being held November 13-17, 2010 in Chicago, Illinois.  A graphical representation of the poster (including the reproduction of the contents) to be presented by the Company are attached hereto as Exhibit 99.1.

The information in this Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any of the Registrant’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Description

99.1

Poster dated November 17, 2010, entitled, “Low-Dose, Controlled-Release Phentermine/Topiramate Significantly Improves Reynolds 10-Year Risk Score in Obese Women and Men” and a reproduction of the contents thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVUS, INC.

By:	/s/ Lee B. Perry
Lee B. Perry
Vice President and Chief Accounting Officer

Date:  November 17, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1

Poster dated November 17, 2010, entitled, “Low-Dose, Controlled-Release Phentermine/Topiramate Significantly Improves Reynolds 10-Year Risk Score in Obese Women and Men” and a reproduction of the contents thereof.